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                               [BB&T FUNDS LOGO]

                        SUPPLEMENT DATED APRIL 24, 2003
                                     TO THE
                        INSTITUTIONAL SHARES PROSPECTUS
                                      AND
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                          EACH DATED FEBRUARY 1, 2003
                            AS AMENDED MARCH 6, 2003

     THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

BALANCED FUND AND INTERMEDIATE U.S. GOVERNMENT BOND FUND

     Effective as of the close of business on April 24, 2003, Chris Gunster will no longer serve as the co-manager of the Balanced Fund or the portfolio manager of the Intermediate U.S. Government Bond Fund. Until a permanent replacement for Mr. Gunster is determined, Kevin McNair, who is currently the portfolio manager of the Short U.S. Government Income Fund, will serve as the interim co-manager of the Balanced Fund and the interim portfolio manager of the Intermediate U.S. Government Bond Fund. Please refer to the Short U.S. Government Income Fund portfolio manager discussion in the prospectus for more information about Kevin McNair. David Ellis and Paige Henderson will continue to as serve co-managers of the Balanced Fund.

     ACCORDINGLY, THE FOLLOWING CHANGES HAVE BEEN MADE:

     With respect to the Balanced Fund and the Intermediate U.S. Government Bond Fund, under the heading "Portfolio Managers" on page 95 of the Institutional Shares prospectus and pages 97 and 98 of the Class A, Class B and Class C Shares prospectus, the information regarding Chris Gunster is deleted in its entirety.

     SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

                                                                  SUP-TRRL3 4/03